Exhibit 10.1

Commuting Benefits Paid Time Off Executive Severance ARHAUS \1111rl11,1111 In the event you leave Arhaus for any reason within 12 months of your start date, you must repay the Company the entire Transition Allowance within 30 days from your last day of employment. By your signature below, you authorize Arhaus to withhold this repayment from your final paycheck(s). You will be eligible for reimbursement of monthly commuting expense consistent with our Corporate Travel & Expense Policy. These reimbursements are to cover the costs of flights and/or mileage from your home to an Arhaus location. Your signature acknowledges receipt of the Arhaus Corporate Travel & Expense Policy. You and your eligible dependents will be offered the opportunity to participate in the Company's benefit programs. To view specific plan information, please visit: https:ljarhausbenefits.com/. Benefits are effective the first of the month after 30 days of employment. Detailed instructions for enrollment in our programs will be provided via email. You will be eligible for paid time off days and Company holidays to the extent and under the terms of the Company's policies. Prorated for 2024: after 30 days in role, you will be eligible for 16 days paid time off, in line with the paid time off policy. In 2025, you will be eligible for 20 days of paid time off. Should Arhaus choose to terminate your employment with the Company for any reason other than Cause (as defined below), or should you voluntarily resign from your employment with the Company for Good Reason (as defined below) you will be entitled, at the time of such termination or resignation, to the payment of a lump sum equal to the sum of: (a) 50% of the greater of (X) $490,000 or (Y) your highest base salary rate prior to such termination or resignation; plus (b) a COBRA stipend covering the six-month period immediately following such termination or resignation. Your lump sum payment will be subject to you signing a standard Arhaus employee severance agreement. Notwithstanding the provisions of the foregoing paragraph, if you voluntarily resign from your employment with the Company for any 51 E Hines Hill Road I Boston Heights, Ohio 44236 440.439. 7700 I arhaus.com Exhibit 10.1

Exhibit 10.1

Exhibit 10.1